UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 26, 2004

                              Liska Biometry, Inc.
             (Exact name of registrant as specified in its chapter)

                                     Florida
                 (State or other jurisdiction of incorporation)

                                    333-94265
                            (Commission File Number)

                                    061562447
                        (IRS Employer Identification No.)

                              LISKA BIOMETRY, INC.

                               6066 Vineyard Drive
                         Ottawa, Ontario Canada K1C 2M5
               (Address of principal executive offices) (Zip Code)


INFORMATION TO BE INCLUDED IN THE REPORT

LISKA BIOMETRY, INC. is referred to hereafter as "the Company," "we," or "our."

Item 1. Changes in Control of Registrant.
Not Applicable.

Item 2. Acquisition or Disposition of Assets.
Not Applicable.

Item 3. Bankruptcy or Receivership.
Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.
Not Applicable.

Item 5. Other Events

On April 26, 2004, we issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

Item 6. Resignations of Registrant's Directors.
Not Applicable.

Item 7. Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Exhibits

99.1 Press Release dated April 26, 2004.

Item 8. Change in Fiscal Year.
Not Applicable.

Item 9. Regulation FD Disclosure.
Not Applicable.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2004

Liska Biometry, Inc.

By /s/ Lam Ko Chau
   ---------------
Lam Ko Chau
Chief Executive Officer and Director


                                INDEX TO EXHIBITS


Exhibit No.

99.1     Press Release dated April 26, 2004.